As filed with the U.S. Securities and Exchange Commission on August 1, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
 (Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
 (Address of principal executive offices) (Zip code)

William Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
 (Name and address of agent for service)

(512) 505-2347
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  December 1, 2017 to May 31, 2018

Item 1. Reports to Stockholders.

YCG ENHANCED FUND
a series of the YCG Funds

Semi-Annual Report
May 31, 2018	Ticker Symbol: YCGEX

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the six-month period ending May 31, 2018, the YCG Enhanced Fund (the “Fund”) achieved a total net return of 5.77%. During the same time period, the S&P 500 Index had a total return of 3.16%. The Fund’s top five equity winners and top five equity losers during this period were as follows:

TOP FIVE EQUITY	TOP FIVE EQUITY
WINNERS	LOSERS
MasterCard, Inc. – Class A	Colgate-Palmolive Co.
MSCI, Inc.	PepsiCo., Inc.
Nike, Inc. – Class B	Proctor & Gamble Co.
L’Oreal SA – ADR	Nestle SA – ADR
The Charles Schwab Corp.	The Hershey Co.

The top 5 equity winners and equity losers are determined based on a ranking of the dollar gains and losses of all the equity securities owned in the portfolio over the period specified above. This calculation excludes the portfolio’s options positions, which may have experienced a gain or a loss during the period specified. Additionally, the Fund seeks to maximize long term capital appreciation with reasonable investment risk. We believe that one year is too short a period to accurately assess the soundness of our investment strategy, and, thus, we try not to draw too many conclusions from the chart above. Instead, we evaluate ourselves by the Fund’s performance over a full economic cycle, which we define as a period that includes both a recession and an economic expansion.

As we have often mentioned, we are always on the hunt for great businesses with unassailable competitive advantages and enduring pricing power. We believe these businesses are both rare and, as a result of behavioral and institutional biases that shorten investor time horizons, almost always undervalued. Once we’ve identified one of these businesses, we compare our estimate of its forward risk-adjusted rate of return to those of our existing holdings. If the return differential is not large enough to justify reducing or replacing existing holdings, then we continue to monitor the business and wait for the differential to widen enough to justify the portfolio turnover. One frequent catalyst of this widening is when the prospective investment experiences, or is believed to soon experience, temporary problems. In these cases, even if most market participants agree that the problems are only temporary and that the stock is attractively priced, many investors nevertheless attempt to improve their long-term returns by selling the company’s stock and/or waiting to buy it at a “better” time. Unfortunately, because of the same behavioral biases that result in the consistent undervaluation of many great businesses, we believe this market-timing generally fails and leads to, on average, a better valuation than the temporary problems warrant. At this point, the prospective investment benefits from, in our view, two sources of undervaluation: the great-business mispricing and the market-timing mispricing. In many instances, the combination of these two sources of

YCG Enhanced Fund

undervaluation can be large enough to justify a portfolio change, as was recently the case with Moody’s (MCO), now one of the largest holdings in the Fund.1

In the pages that follow, we will flesh out the analysis that caused us to increase our position in the stock, explaining both why we believe Moody’s is a great business and why we believe many investors are erroneously waiting for a better entry point.

Moody’s

Moody’s is the second largest credit rating agency in the world. We believe it is a great business because 1) the business of rating bond issuances has favorable long-term growth tailwinds, 2) the rating agency business model is excellent, 3) an investment in Moody’s is the most focused bet on the rating agency business, and 4) Moody’s management is aligned with shareholders and executing a strategy that we believe is likely to increase business value over time.

The first reason we believe Moody’s is a great business is that the business of rating bond issuances benefits from two long-term growth drivers: rising overall debt issuance and increasing market share of bonds as a percentage of overall debt issuance.

First, we believe debt issuance will rise over time. Because competitive markets drive down the returns on capital of most projects over time, companies and governments are always searching for cost advantages. One clear cost advantage is a lower funding cost. Because investors have varied risk and volatility preferences, companies can generally achieve lower overall funding costs by dividing their capital raisings into a variety of debt and equity instruments that meet these diverse preferences rather than by attempting the one-size-fits-all solution of pure equity. Thus, market pressures will force many companies to raise debt in order to be competitive. Even in uncompetitive markets where companies possess monopolies or oligopolies, investors’ constant focus on maximizing return per unit of risk will pressure companies to add some debt to their capital structure (with the notable exception of family-owned companies that may choose to preference a more risk-averse, and perhaps suboptimal, capital structure). Thus, over the long term, as wealth and global business revenues grow, it seems likely to us that debt issuances will grow as well. This long-term trend of increased debt can be clearly observed in the charts below:

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[1]	As measured by adding up the stock and the notional value of the Moody’s puts.

YCG Enhanced Fund

In fact, not only has debt growth kept up with global revenue (GDP) growth, it’s dramatically exceeded it. Both global debt and global GDP began the 1950s at less than $10 trillion, with global debt at only roughly 70% of global GDP. However, by the beginning of 2012, while global GDP had risen sharply to over $67 trillion, global debt had rocketed to an astounding $205 trillion, over 300% of global GDP. Since 2012, the trend of supercharged debt growth has continued, with global debt ending 2017 at $217 trillion, 327% of global GDP.2

Does the historical trend of rising debt to GDP mean we should expect debt issuance to continue to grow at faster rates than GDP into the indefinite future? Certainly not into the indefinite future, since there is clearly an upper limit to how much debt global revenues can support. However, the limits of global debt to global GDP are poorly understood. Therefore, we believe it’s perfectly possible that debt grows faster than GDP for years and perhaps even decades to come. After all, Japan’s debt to GDP is above 600 percent,3 yet the country shows no signs of crisis despite being plagued by a shrinking population, poor corporate governance, and subpar capital allocation. On the other hand, if labor gains more power, interest rates keep rising, and the world becomes more protectionist, it’s also possible that global debt to GDP reverts to a lower level over the coming decades, as it did over the 30-year period from 1950 to 1980.

We tend to favor the view that the greater interconnectedness, higher wealth, and faster technological deflation of today’s world can likely sustain relatively low interest rates and high historical debt-to-GDP ratios, but we remain cognizant of the very real possibility that debt levels could grow more slowly than GDP over the coming decades. Fortunately, Moody’s has a number of other growth drivers that could offset such a scenario, including the second long-term growth driver of bond issuances: share gains.

While debt issuances have grown rapidly over time, bond issuances have grown even faster. When market economies are new, banks are generally companies’ main source of financing. However, as these economies mature, capital markets develop in which companies can raise debt through the sale of bonds to investors. Because this source of financing is auction-driven, crowd-sourced, and more global than bank financing, it is generally cheaper, more liquid, and less restrictive. These advantages have enabled bonds to gain significant share over time, as seen in the chart below, and we believe they will continue to take share in the future.

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[2]	See https://www.zerohedge.com/news/2017-06-29/global-debt-hits-new-record-high-217-trillion-327-gdp.
[3]
See https://www.bloomberg.com/news/articles/2016-08-30/piMoody’s-s-baz-says-japan-in-a-bind-as-total-debt-tops-600-of-gdp and https://www.google.com/search?q=japan+total+debt+to+gdp&source=lnms&tbm=isch&sa=X&ved=0ahUKEwit0_Xq4dXaAhUMOawKHRClDY8Q_AUICygC&biw=1920&bih=974#imgrc=6zK1BV4Epp2nrM:.

YCG Enhanced Fund

The second reason we believe Moody’s is a great business is that the rating agency business model is excellent. It benefits from three major advantages: deep entrenchment in the functioning of the financial markets, untapped pricing power, and low capital intensity.

The first business model advantage is the rating agencies’ deep entrenchment in the functioning of the financial markets, which makes a seal of approval from Moody’s or Standard & Poor’s (and to a lesser extent, Fitch) almost indispensable to most companies issuing bonds. To understand credit ratings’ importance, a little history is needed.4

Starting in the mid-1800s, the United States began to experience a railroad boom. To satisfy the interest in the companies behind this boom, a man named Henry Varnum Poor, the founder of the company that eventually became Standard & Poor’s (“S&P”), began publishing independent financial and operational statistics on the various U.S. railroad companies. Then, in the early 1900s, investor enthusiasm and the railroad companies’ increased financing needs catalyzed a corporate bond market that quickly grew to be several times larger than those in other countries. After the 1907 financial crisis, demand grew for independent credit analysis of these railway bonds. In 1909, John Moody, the founder of the company that would eventually become Moody’s, met this demand with the first widely-accessible publication rating railroad bonds. Later, in 1914, the Fitch Publishing Company was founded. All three companies continued to grow and to become more widely used. Then, in 1936, after the Great Depression, regulation was introduced mandating that U.S. banks could only own bonds if they were designated as investment grade by four legally-endowed ratings agencies, Moody’s, Poor’s, Standard, and Fitch. This regulatory advantage was further enhanced when, in 1975, the Securities and Exchange Commission (“SEC”) issued rules around capital requirements based on the ratings of the “Big

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[4]
This section draws heavily from the following sources: https://en.wikipedia.org/wiki/Credit_rating_agency, https://en.wikipedia.org/wiki/Fitch_Ratings, and https://www.reuters.com/article/uscorpbonds-ratings-idUSL2N17U1L4.

YCG Enhanced Fund

Three” credit rating agencies (Standard had merged with Poor’s by this time). As a result of these moves, credit ratings became deeply entrenched in the financial system, with virtually all public and private companies as well as individual fixed income investors measuring their risk using these conventions.

However, while the special regulatory designations granted by the government are no doubt important, they are clearly not the only competitive advantage that Moody’s and S&P possess. Despite the government having expanded the list of Nationally Recognized Statistical Rating Organizations (“NSRSOs”) from three to ten over the last fifteen years, Moody’s, S&P, and Fitch have experienced neither pricing pressure nor market share erosion, easily maintaining their stranglehold on the credit rating business. This continued dominance shows that the Big Three rating agencies benefit from an additional competitive advantage that is very hard to disrupt. They have become the standard, shared global language of the bond business.

These standards tend to develop because crowded information marketplaces are generally quite inefficient, requiring participants to maintain background knowledge on numerous providers and analytical methodologies. On the other hand, a single provider is subject to few checks and balances, causing market participants to generally support a few competitors. The rating agencies provide a great example of this dynamic. While no company has ever possessed a monopoly on the credit rating business, there have also never been more than four credit rating agencies with significant market share over the industry’s more than one-hundred-year history.5 Similarly, the consumer credit bureau business usually coalesces around only a few players, with the U.S., for example, being dominated by Equifax, Experian, and Transunion.

Once these winners emerge, they are very hard to disrupt. First, information becomes more valuable the more context it provides. By definition, the longer a company has been collecting data, the more historical context it can provide. Second, familiarity breeds trust, giving a big advantage to companies with dominant market share and storied histories. Third, many industry stakeholders are agents (employees) acting on behalf of principals (owners). These agents generally prefer the easiest and safest decisions because the upside to the agent’s career from a good unconventional choice rarely compensates for the downside to his/her career from a poor one. Thus, from the agent’s perspective, the unconventional choice is not worth the extra effort and risk, especially in cases where the conventional choice is no more expensive. This common principal-agent problem birthed the popular aphorism, “You never get fired for choosing IBM.” Fourth, the standards created by the winning companies generally catalyze the creation of an ecosystem populated by tools designed to improve the usefulness of these standards. This decentralized, embedded ecosystem creates large switching costs that are generally only overcome if a standard is incredibly poorly
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[5]	See https://books.google.com/books?id=yl0-LkNBsHMC&pg=PA386&dq=credit+rating+agencies+concentration&hl=en#v=onepage&q=credit%20rating%20agencies%20concentration&f=false.

YCG Enhanced Fund

designed or a paradigm shift occurs. An example of a poorly designed standard is the Dow Jones Industrials Average (“DJIA”), which conveyed almost no useful information6 and was thus superseded by the S&P Indices (though, amazingly, the DJIA is still widely quoted, even today). An example of a paradigm shift would be the technological leap from VHS to DVD, making the VHS standard essentially worthless over time. Fifth, the more the global the ecosystem, the higher its switching costs.

Applying this framework to the Big Three clarifies the strength of their position. They have all been publishing ratings for over one hundred years, providing unmatched historical context. Not only are their brands universally recognized, but few people could even name a fourth rating agency. Additionally, much of the money in fixed income is invested by agents with little or no personal ownership of the underlying bonds. Many of these agents therefore require a rating from at least two of the Big Three, believing they can blame the rating agencies in the event that the bonds default. Furthermore, the Big Three have strengthened their natural network effects by developing proprietary analytics services and tools that they sell to issuers and investors so that they can better understand the ratings from a current, future, and historical perspective. The tools require investments in training and also enhance the usefulness of the ratings, further increasing market participants’ switching costs. Finally, the ratings agencies are rare, even among data businesses, because they tend towards a global standard. To clarify this point, let’s contrast them with the credit bureaus we discussed earlier. Credit bureaus collect proprietary credit data on individuals and then sell this information to banks, helping them to make better loans. However, most banks focus their efforts domestically both because local knowledge is valuable in lending and because governments’ implicit and explicit bank guarantees result in regulations that dissuade overseas growth. Thus, a U.S. credit bureau’s proprietary data is incredibly useful for a bank doing business in Texas, but it doesn’t really help a Chinese bank decide whether to lend money in Shanghai. The credit bureaus, therefore, have to build their businesses market-by-market and have very little advantage when entering a new country. As the chart below demonstrates, this dynamic has resulted in a variety of country-specific winners in the credit bureau space.7

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[6]	See https://www.washingtonpost.com/news/wonk/wp/2013/09/10/the-dow-jones-industrial-average-is-ridiculous/?noredirect=on&utm_term=.982771718fa0.
[7]	The chart is adapted from a more comprehensive one at https://en.wikipedia.org/wiki/Credit_bureau.

YCG Enhanced Fund

Country	Major Credit Bureaus
Australia	CreditorWatch, Compuscan, illion, Experian, Tasmanian Collection Service, Equifax
Brazil	SPC Brasil, Boa Vista Serviços, Serasa Experian
Canada	Equifax Canada, TransUnion Canada
Chile	Dicom Equifax, TransUnion, Siisa, Sinacofi
Germany	Creditreform, Bürgel, SCHUFA, Boniversum
India	High Mark Credit Information Services, TransUnion, Experian & Equifax
Nigeria	XDS Credit Bureau, Finedatta Africa Ltd
Saudi Arabia	SIMAH, Bayan Saudi Credit Bureau
Singapore	DP Information Group, Credit Bureau (Singapore)
South Africa	Compuscan, Experian, TransUnion
South Korea	National Information & Credit Evaluation(NICE), Korea Credit Bureau(KCB)
Spain	RAI (companies only); ASNEF-Equifax and BADEXCUG-Experian (consumers)
United Kingdom	Experian, Equifax, Callcredit
United States	Experian, FICO, Equifax, TransUnion, Innovis, PRBC

In contrast, because capital markets are global and because most global investors derive more information and comfort from the shared, global language of the Big Three ratings than from that of a less familiar domestic upstart, an Indian company issuing corporate bonds is highly incentivized to purchase ratings from the Big Three. The market for bond ratings, therefore, should be much more likely to have only a few global winners. Thus far, the evidence supports this explanation, with Moody’s and S&P each controlling roughly 40% of the global market and Fitch controlling 15%.8

In summary, we believe the rating agencies, and Moody’s and S&P in particular, possess nearly unassailable competitive advantages that make it highly likely their global market share dominance will persist over time.

The second business model advantage is the rating agencies’ untapped pricing power. Because ratings are so useful as information filters, they are highly valued by the markets. Moody’s has done an analysis (shown below) that suggests a Moody’s rating saves the average issuer 30 basis points of interest cost per year relative to no rating.
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[8]	See https://www.theguardian.com/business/2012/feb/15/credit-ratings-agencies-moodys.

YCG Enhanced Fund

Heineken, a 150-year-old, easy-to-understand beer company corroborates Moody’s management’s claim. In 2012, for the first time in its history, Heineken decided to get its debt rated. Based on Heineken’s post-mortem analysis, getting its debt rated saved the company 30 to 50 basis points of yearly interest cost.9 Given Heineken’s corporate age, low technological disruption risk, lack of complexity, and conservative family control, this data point suggests that Moody’s conclusion that a rating is worth 30 basis points could be an underestimate.

Nevertheless, even if we use this potentially conservative estimate of 30 basis points, there is still a large gap between the current value of a rating and its current cost. According to S&P’s pricing sheet, which we believe is a good proxy for Moody’s, the current cost of a corporate bond rating is only 6.75 basis points.10 Since many companies require ratings from two different agencies to achieve the 30-basis-point benefit, let’s double the 6.75 number. Even at 13.5 basis points, the cost-value gap presents a sizeable long-term pricing opportunity. Assuming the value of a rating remains stable over time, Moody’s and S&P could raise their prices by 5% per year for another 16 years before their combined pricing would exceed 30 basis points.

The third and final business model advantage is the rating agencies’ low capital intensity. Since analysts, software developers, and office space are their main expenses, rating agencies are able to return high percentages of their earnings to shareholders even as they grow. Additionally, because employees are such a significant portion of their cost structure, the rating agencies can generally continue to produce cash even in bad downturns since they can pay their people less or downsize. Finally, because of their strong pricing power and steady free cash flow, the rating agencies don’t require leverage to generate attractive returns but can safely support moderate amounts of it.
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[9]	See http://treasurytoday.com/2013/02/do-companies-need-to-be-rated-to-issue-bonds.
[10]	See https://www.standardandpoors.com/en_US/delegate/getPDF;jsessionid=D6525BBF7CFBA38FE8
F881D9F62B148F?articleId=1976812&type=COMMENTS&subType=REGULATORY.

YCG Enhanced Fund

The third reason that we believe Moody’s is a great business is that we believe an investment in Moody’s is the most focused bet on the credit rating agency business. As we already discussed, S&P and Moody’s each command roughly 40% of the global bond market, making them the clear leaders. However, we believe, an investment in Moody’s is a more focused wager on the credit rating agencies than S&P Global (the parent company of S&P), which gets much of its revenue from its index business. Whereas S&P Global only earned 48% of its 2017 revenue from its rating business and 55% of its operating profits, Moody’s generated 62% of its revenue (pro forma for its recent Bureau van Dijk acquisition) and greater than 80% of its operating profit from this piece. Furthermore, while S&P Global’s index business is fantastic, we believe our longstanding investment in international index provider MSCI, which benefits from the same global network effects that the credit rating agencies do, is even better.

The fourth and final reason we believe Moody’s is a great business is that management’s interests and current strategy are aligned with long-term value creation. With ownership of over $170 million in stock as well as accountability to Berkshire Hathaway (which owns 12.9% of the outstanding shares), we believe Ray McDaniel, Moody’s CEO, is properly incentivized. Let us now turn to McDaniel’s strategic vision and operational accomplishments, dealing first with his role in one of the most ignominious periods of Moody’s history. During the mid-2000s, Moody’s failed miserably in its ratings of mortgage-backed securities, and the misguided triple-A ratings it assigned to many of these bonds clearly exacerbated the housing bubble and the resulting financial panic when the bubble burst. Moreover, McDaniel, who joined Moody’s in 1987 (as an analyst in the Asset Securitization department of all places!) and became CEO in 2005, bears significant responsibility for Moody’s rating failures during this time. However, while this lapse in oversight and judgment was a huge mistake, it doesn’t nullify all of his accomplishments, which are manifold. First, while deserving blame for Moody’s errors leading up to the crisis, McDaniel also deserves credit for successfully navigating the company through its post-crisis turbulence. By bolstering compliance, successfully fighting numerous lawsuits, and settling others when necessary, McDaniel and his team have, as of 2018, largely put this painful period behind them. Additionally, despite these added costs and the loss of much of its high-margin mortgage-backed securities business, Moody’s operating performance under McDaniel has been impressive. Assuming management achieves the midpoint of its 2018 guidance, Moody’s will have grown revenue by 8% per year, reduced diluted shares outstanding by 37%, and increased both earnings and free cash flow per share by 11% per year over McDaniel’s tenure. Additionally, McDaniel has bought numerous tuck-in acquisitions such as Fermat International, ICRA Limited, and Bureau van Dyjk. We believe these acquisitions have strengthened Moody’s credit rating and data analytics offerings, increased switching costs, and enhanced Moody’s growth potential.

Having hopefully convinced you that Moody’s possesses a rare combination of pricing power and growth potential, we can now discuss the temporary issues that we

YCG Enhanced Fund

believe are irrationally preventing investors from purchasing the stock. We believe investors are primarily focused on two issues.

First, we believe investors overestimate Moody’s future regulatory, legal, and business risks. We believe the financial crisis was almost a perfect storm for the rating agencies. The agencies mis-rated trillions of dollars of complex, opaque, and untested mortgage-backed securities and collateralized debt obligations . . . and not by a little. By 2010, 93% of the triple-A-rated subprime mortgage-backed securities issued in 2006 had been downgraded to junk.11 Moreover, plaintiffs found numerous emails suggesting that employees at the firms were skeptical of the bonds.12 Additionally, rating these so-called “structured products” was far more profitable than the historical bread and butter of the agencies, corporate bonds. Thus, this category had grown rapidly, and, at its peak in 2006, was 53% of Moody’s rating revenue. This fact pattern provided a clear motive for plaintiffs’ claims of fraud and negligence. Finally, the agencies’ rating mistakes directly contributed to the worst housing crisis in U.S. history and the worst financial crisis since the Great Depression. Yet, despite these circumstances, Moody’s has mostly worked through the claims against it, having successfully defended itself or negotiated digestible settlements in all its major legal battles. Moreover, regulatory attempts to hold rating agencies more liable in the future have either not been pursued or have failed due to the agencies’ powerful argument that ratings are opinions protected by the First Amendment.13 Additionally, as we mentioned earlier, regulators’ attempt to create a more competitive market by adding more agencies to the list of NSRSOs has failed, and Moody’s has been able to grow its revenues by 8% and its earnings per share by 11% since 2005 despite the collapse of the structured finance business (which, as of 2017, was a more reasonable 18% of their ratings revenue). One way to think about the strength of a business is how hard it is to kill, and we believe this period shows that the rating agencies are unusually tough. Thus, our view is that the rating agencies will very likely be fine even if we have a crisis of similar magnitude with similar rating agency culpability. And while neither we nor many investors expect a repeat of this mix of culpability and deep crisis, we do believe that many investors, because of recency and saliency biases, are too pessimistic on both the probability of a near-term deep recession (though one is certainly possible) and the size of the financial penalties the ratings agencies will incur in the next recession. The rating agencies’ bolstered compliance efforts, their more vanilla business mix, and the reduced leverage of the banking system are just some of the changes that are being underappreciated, in our view.
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[11]	See https://www.nytimes.com/2010/04/26/opinion/26krugman.html.
[12]	See http://www.businessinsider.com/sp-credit-rating-employee-admits-a-deal-couldve-been-made-by-cows-and-we-would-rate-it-2010-4.
[13]	See https://www.brookings.edu/research/credit-rating-agency-reform-is-incomplete/.

YCG Enhanced Fund

Second, we believe some investors are hesitant to buy the stock because they believe the historically high debt-to-GDP levels that we discussed at the beginning of this letter are unsustainable. These investors believe that central banks have artificially depressed interest rates and that interest rate normalization will depress debt growth, putting pressure on Moody’s revenue over the medium term. We’ve already stated that we tend to favor the view that the world’s interconnectedness and the forces of technological deflation such as the internet, artificial intelligence, and robotics can likely sustain reasonably low interest rates. We would only add that, even if rates do rise somewhat over time, debt issuances may be less pressured than investors currently believe, as the chart below,14 which shows past periods of rising interest rates, suggests.

While we believe that the macroeconomic-related investor concerns surrounding Moody’s are overdone and that our behavioral analysis is sound, we always like to have valuation evidence that supports our mispricing beliefs as well. In the case of Moody’s, we believe this evidence is strong. During the six years preceding the financial crisis,15 as a result of its many favorable attributes, Moody’s traded at an average premium to the U.S. stock market of 34%. Even after the recent run-up in the stock, Moody’s currently trades at 20.5x forward earnings versus the market at 16.6x, a premium of only 24%.16
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[14]	In the “MCO Revenue and Interest Rates” chart, MCO denotes Moody’s, MIS stands for Moody’s Investors Service, and MA abbreviates Moody’s Analytics.
[15]	Beginning on September 30, 2000, the date Moody’s spin-off from Dun & Bradstreet was completed and ending December 31, 2006.
[16]
The 34% number was calculated using a time-weighted average of the Moody’s market premiums reported by ValueLine, which calculates its premium relative to the 1,700 stocks in its coverage universe. The 24% number was calculated using Moody’s next-twelve-month consensus earnings estimate and the S&P 500, S&P 400, and S&P 600 next-twelve-month earnings estimates (representing a total of 1,500 stocks) published weekly by Yardeni Research; price and earnings data are as of April 22, 2018.

YCG Enhanced Fund

In summary, we believe that Moody’s is a great business, that the market doesn’t fully appreciate this fact, and that this error is compounded by many investors’ belief that they are likely to get a better deal on Moody’s stock at some future point in the macroeconomic cycle.

Concluding thoughts

While the last six months were yet another great period in the now 9-year old bull market, our goal as investment managers is neither to celebrate in good times nor to despair in bad ones. Rather, our objective is to steadfastly implement an investment process that we believe will drive attractive risk-adjusted returns. Thus, day by day, we evaluate our portfolio companies’ competitive advantages as new data arises, we stress test our portfolio’s business cash flows across a range of economic environments, and we hunt for great businesses at attractive prices relative to our available alternatives, giving special attention to those industries where investors are overly focused on short-term factors. We believe our investment in Moody’s is the most recent example of the benefits of this approach.

Thank you for your trust, and please feel free to call us with any questions or concerns.

Sincerely,

The YCG Team

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. Covered call writing may limit the upside of an underlying security. The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Diversification does not guarantee a profit or protect from loss in a declining market.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

YCG Enhanced Fund

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market. It is not possible to invest directly in an index.

The forward expected rate of return of a stock is our probability-weighted estimate of the compound average annual return we believe we are likely to achieve by owning the stock. Using our methodology, the forward expected rate of return is the sum total of the free cash flow per share of the company divided by its price (its “Free Cash Flow Yield”) and the long-term rate at which we expect these free cash flows to grow (the “Growth Rate of Free Cash Flow”).

Cash flow is a measure of changes in a company’s cash account during an accounting period, specifically its cash income minus the cash payments it makes. All else being equal, we greatly prefer companies that have high “free cash flows,” which we define as the cash flow from operations that is left over after spending on maintenance capital expenditures and acquisitions that are required to protect the business. In other words, it’s the cash flow from operations that is free and clear to be distributed to shareholders in the form of dividends and share repurchases, and/or to be allocated towards ways to grow the existing business through means such as “growth” acquisitions or new capital expenditures, or simply pay down debt. Typically, we calculate this by looking at a normalized view of net income plus depreciation and amortization minus the maintenance capital expenditures and acquisitions that are required to protect the business, adjusted for often overlooked items such as pensions, stock option expenses, and leases.

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It is calculated by subtracting a company’s preferred dividends from its net income and then dividing by the average number of common shares outstanding over the period in question.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended May 31, 2018 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended May 31, 2018 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	12/1/17 –
	12/1/17	5/31/18	5/31/18
Actual	$1,000.00	$1,057.70	$6.10
Hypothetical (5% return
before expenses)	1,000.00	1,019.00	5.99

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

YCG Enhanced Fund

GROWTH OF $10,000 INVESTMENT
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 28, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

				Since Inception
	One Year	Three Year	Five Year	(12/28/2012)
Annual Returns
YCG Enhanced Fund	14.31%	10.27%	11.68%	13.33%
S&P 500 Index	14.38%	10.97%	12.98%	15.26%

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
May 31, 2018 (Unaudited)

Percentage of
Net Assets
MasterCard, Inc. – Class A	5.90%
L’Oreal SA – ADR	5.75%
Colgate-Palmolive Co.	5.10%
Cie Financiere Richemont SA – ADR	5.05%
Alphabet, Inc. – Class C	4.99%
Wells Fargo & Co.	4.98%
Unilever NV – ADR	4.86%
Aon PLC	4.75%
MSCI, Inc.	4.70%
NIKE, Inc. – Class B	4.56%
Total	50.64%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
May 31, 2018 (Unaudited)

For presentation purposes, the Fund has grouped some of the industry categories. For purpose of categorizing securities with Section (8)(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific classifications.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
May 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS – 90.17%

Banks – 4.98%
Wells Fargo & Co.	183,637	$9,914,562

Beverages – 4.72%
Coca-Cola Co.	42,820	1,841,260
PepsiCo., Inc.	75,379	7,556,745
		9,398,005

Capital Markets – 13.93%
Moody’s Corp.	48,874	8,336,438
MSCI, Inc.	57,630	9,368,909
TD Ameritrade Holding Corp.	31,720	1,877,824
The Charles Schwab Corp.	146,618	8,154,893
		27,738,064

Food Products – 5.24%
Nestle SA – ADR	91,399	6,916,162
The Hershey Co.	39,016	3,513,001
		10,429,163

Household Products – 7.80%
Colgate-Palmolive Co.	160,891	10,150,613
Procter & Gamble Co. (b)	73,509	5,378,654
		15,529,267

Insurance – 6.19%
Aon PLC	67,682	9,466,681
Marsh & McLennan Cos, Inc.	35,599	2,861,092
		12,327,773

Internet & Direct Marketing Retail – 2.52%
Booking Holdings, Inc. (a)	2,379	5,017,121

Internet Software & Services – 6.04%
Alphabet, Inc. – Class C (a)	9,151	9,928,744
Facebook, Inc. (a)	10,921	2,094,429
		12,023,173

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS – 90.17% (continued)

IT Services – 5.99%
MasterCard, Inc. – Class A	61,780	$11,745,613
Visa, Inc.	1,490	194,773
		11,940,386

Media – 0.79%
The Walt Disney Co.	15,880	1,579,583

Personal Products – 13.11%
L’Oreal SA – ADR	237,374	11,450,922
The Estee Lauder Companies, Inc.	33,297	4,975,904
Unilever NV – ADR	173,542	9,678,437
		26,105,263

Professional Services – 3.41%
Verisk Analytics, Inc. (a)	64,015	6,800,953

Real Estate Management & Development – 4.03%
CBRE Group, Inc. – Class A (a)	173,884	8,031,702
Software – 1.81%
Microsoft Corp.	36,513	3,608,945

Textiles, Apparel & Luxury Goods – 9.61%
Cie Financiere Richemont SA – ADR	1,101,628	10,052,355
NIKE, Inc. – Class B	126,557	9,086,793
		19,139,148
TOTAL COMMON STOCKS
(Cost $139,647,283)		179,583,108

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2018 (Unaudited)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 7.88%

U.S. Treasury Bills – 7.88%
0.000%, 08/09/2018 (a)	$1,109,000	$1,105,062
0.000%, 08/23/2018 (a)	841,000	837,406
0.000%, 08/30/2018 (a)	2,097,000	2,087,118
0.000%, 09/06/2018 (a)	4,156,000	4,134,842
0.000%, 09/13/2018 (a)	84,000	83,538
0.000%, 09/20/2018 (a)	324,000	322,105
0.000%, 09/27/2018 (a)	107,000	106,339
0.000%, 10/04/2018 (a)	206,000	204,621
0.000%, 10/11/2018 (a)	1,997,000	1,982,850
0.000%, 10/25/2018 (a)	1,839,000	1,824,363
0.000%, 11/08/2018 (a)	1,039,000	1,029,811
0.000%, 11/23/2018 (a)	1,850,000	1,832,059
0.000%, 11/29/2018 (a)	150,000	148,463
TOTAL SHORT-TERM INVESTMENTS
(Cost $15,702,974)		15,698,577
Total Investments (Cost $155,350,257) – 98.05%		195,281,685
Other Assets in Excess of Liabilities – 1.95%		3,890,650
TOTAL NET ASSETS – 100.00%		$199,172,335

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-Income Producing
(b)	A portion of this security is pledged as collateral on options written. As of May 31, 2018, the value of collateral is $3,643,354.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
May 31, 2018 (Unaudited)

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a)
Alphabet, Inc. – Class C
Expiration: June 2018; Exercise Price: $1,075.00	18	$1,935,000	$17,658
Expiration: July 2018; Exercise Price: $1,035.00	3	310,500	3,063
Booking Holdings, Inc.
Expiration: July 2018; Exercise Price: $2,080.00	3	624,000	13,245
CBRE Group, Inc. – Class A
Expiration: June 2018; Exercise Price: $47.00	100	470,000	11,750
Expiration: June 2018; Exercise Price: $48.00	787	3,777,600	166,844
Facebook, Inc.
Expiration: August 2018; Exercise Price: $185.00	57	1,054,500	34,770
Moody’s Corp.
Expiration: August 2018; Exercise Price: $170.00	119	2,023,000	68,722
Expiration: August 2018; Exercise Price: $175.00	119	2,082,500	98,473
NIKE, Inc. – Class B
Expiration: July 2018; Exercise Price: $65.00	257	1,670,500	13,107
Expiration: July 2018; Exercise Price: $67.50	149	1,005,750	14,453
TD Ameritrade Holding Corp.
Expiration: August 2018; Exercise Price: $60.00	148	888,000	44,770
The Charles Schwab Corp.
Expiration: June 2018; Exercise Price: $55.00	275	1,512,500	23,650
The Estee Lauder Companies, Inc.
Expiration: July 2018; Exercise Price: $150.00	30	450,000	11,400
The Walt Disney Co.
Expiration: June 2018; Exercise Price: $100.00	14	140,000	2,478
Expiration: July 2018; Exercise Price: $100.00	29	290,000	9,164
Verisk Analytics, Inc.
Expiration: June 2018; Exercise Price: $105.00	78	819,000	7,020
Expiration: June 2018; Exercise Price: $110.00	19	209,000	6,745
Visa, Inc.
Expiration: July 2018; Exercise Price: $125.00	26	325,000	3,094
Total Options Written
(Premiums received $790,638)			$550,406
(a) Exchange Traded

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2018 (Unaudited)

ASSETS:
Investments, at value (Cost $155,350,257)	$195,281,685
Cash	1,673
Cash held as collateral for options written	35,711
Deposits with brokers for options written	4,209,092
Receivable for Fund shares sold	4,059
Dividends and interest receivable	382,726
Prepaid expenses	38,409
Total Assets	199,953,355

LIABILITIES:
Options written, at value (Premiums received $790,638)	550,406
Payable for Fund shares redeemed	3,613
Payable to investment advisor	163,807
Payable to Custodian	1,766
Other accrued expenses	61,428
Total Liabilities	781,020
NET ASSETS	$199,172,335

NET ASSETS CONSIST OF:
Capital stock	$155,680,406
Undistributed net investment income	460,385
Undistributed accumulated net realized gain	2,859,884
Net unrealized appreciation
Investments	39,931,428
Options written	240,232
Total Net Assets	$199,172,335
Shares outstanding (unlimited shares of no par value authorized)	11,755,847

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$16.94

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 30 days of purchase. See Note 2(h).

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the six-months ended May 31, 2018 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,371,357
Interest income	126,133
Total investment income	1,497,490
EXPENSES:
Investment advisory fees	871,517
Shareholder Service fees	42,184
Administration fees	31,701
Compliance fees	22,738
Legal fees	22,598
Accounting fees	20,413
Federal and state registration fees	18,808
Transfer agent fees and expenses	16,950
Custody fees	8,141
Audit and tax fees	8,008
Trustee fees and expenses	6,006
Insurance fees	5,935
Reports to shareholders	5,553
Miscellaneous expenses	2,850
Total expenses before reimbursements	1,083,402
Expense reimbursement by investment advisor (See Note 5)	(46,297)
Net Expenses	1,037,105
NET INVESTMENT INCOME	460,385
REALIZED AND UNREALIZED GAIN:
Net realized gain on
Investments	1,208,235
Options written	1,688,174
Total	2,896,409
Net change in unrealized appreciation on
Investments	6,134,417
Options written	21,398
Total	6,155,815
Net realized and unrealized gain on investments	9,052,224
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$9,512,609

(1)	Net of $84,499 in foreign withholding taxes.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
OPERATIONS:
Net investment income	$460,385	$588,492
Net realized gain on investments
and options written	2,896,409	4,506,724
Net change in unrealized appreciation
on investments and options written	6,155,815	20,063,388
Net increase in net assets
resulting from operations	9,512,609	25,158,604

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	64,164,127	19,279,437
Proceeds from reinvestment of distributions	4,828,455	3,410,493
Redemption fees	179	590
	68,992,761	22,690,520
Payments for shares redeemed	(16,336,796)	(11,734,331)
Net increase	52,655,965	10,956,189

DISTRIBUTIONS PAID FROM:
Net investment income	(588,492)	(603,540)
From net realized gains	(4,506,597)	(2,980,722)
Total dividends and distributions	(5,095,089)	(3,584,262)

TOTAL INCREASE IN NET ASSETS	57,073,485	32,530,531

NET ASSETS:
Beginning of year	142,098,850	109,568,319
End of year (including undistributed
net investment income of
$460,385 and $588,492)	$199,172,335	$142,098,850

CHANGES IN SHARES OUTSTANDING:
Shares sold	3,877,007	1,271,121
Issued in reinvestment of distributions	295,137	247,496
Shares redeemed	(977,086)	(782,461)
Net increase	3,195,058	736,156

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

							December 28,
	Six-Months						2012(1)
	Ended						through
	May 31, 2018		Year Ended November 30,				November 30,
	(Unaudited)		2017	2016	2015	2014	2013
NET ASSET VALUE:
Beginning of period	$16.60		$14.00	$13.73	$14.00	$12.57	$10.00

OPERATIONS:
Net investment income	0.04		0.07	0.08	0.06	0.07	0.05
Net realized and
unrealized gain on
investment securities	0.90		3.00	0.48	0.24	1.61	2.52
Total from
investment operations	0.94		3.07	0.56	0.30	1.68	2.57
Redemption fee proceeds	—	(2)	— (2)	— (2)	— (2)	— (2)	—	(2)
Dividends from net
investment income	(0.07)		(0.08)	(0.06)	(0.06)	(0.08)	—
Dividends from
net realized gains	(0.53)		(0.39)	(0.23)	(0.51)	(0.17)	—
Total distributions	(0.60)		(0.47)	(0.29)	(0.57)	(0.25)	—

NET ASSET VALUE:
End of period	$16.94		$16.60	$14.00	$13.73	$14.00	$12.57

TOTAL RETURN	5.77%		22.58%	4.11%	2.25%	13.58%	25.70	%(3)

SUPPLEMENTAL DATA
AND RATIOS:
Net assets;
end of period (000’s)	$199,172		$142,099	$109,568	$89,540	$84,112	$50,433
Ratio of expenses to
average net assets:
Expenses including
reimbursement (recapture)	1.19	%(4)	1.19%	1.24%	1.39%	1.39%	1.39	%(4)
Expenses excluding
reimbursement (recapture)	1.24	%(4)	1.34%	1.36%	1.32%	1.38%	1.70	%(4)
Net investment
income including
reimbursement (recapture)	0.53	%(4)	0.47%	0.58%	0.43%	0.55%	0.59	%(4)
Net investment
income excluding
reimbursement (recapture)	0.48	%(4)	0.32%	0.46%	0.50%	0.56%	0.28	%(4)
Portfolio turnover rate	8.25	%(3)	15.99%	23.76%	18.49%	25.46%	9.21	%(3)

(1)	Date of inception.
(2)	Amount represents less than $0.01 per share.
(3)	Not Annualized
(4)	Annualized

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
May 31, 2018 (Unaudited)

1. ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under an Agreement and Declarations of Trust dated September 4, 2012. The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of one series, YCG Enhanced Fund (the “Fund”). The Fund is classified and operates as a non-diversified fund under the 1940 Act. The Fund commenced operations on December 28, 2012. The Fund’s investment adviser is YCG, LLC (the “Adviser”). There are an unlimited number of authorized shares. The investment objective of the Fund is to maximize long-term capital appreciation with reasonable investment risk.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

b) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. Any securities for which there are no readily available market quotations and other assets will be valued

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2018 (Unaudited)

at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$179,583,108	$—	$—	$179,583,108
Short-Term Investments	—	15,698,577	—	15,698,577
Total Investments
in Securities	$179,583,108	15,698,577	$—	$195,281,685
Liabilities
Other Financial
Instruments**
Options Written	$550,406	$—	$—	$550,406

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the year. There were no transfers between levels during the year.

It is the Fund’s policy to consider transfers between levels as of the end of the reporting period.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2018 (Unaudited)

c) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions. The Fund will not use this strategy as a means of generating implicit leverage. In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of May 31, 2018, the Fund held securities with a value of $3,643,354 and cash of $4,244,804 as collateral for options written. During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

The value of Derivative Instruments on the Statement of Assets and Liabilities as of May 31, 2018, are as follows:

	Liability Derivatives
Derivatives not
accounted for
as hedging
instruments	Location	Value
Equity Contracts – Options	Options written, at value	$550,406

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2018 (Unaudited)

The effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2018, are as follows:

Amount of Realized Gain on		Change in Unrealized Appreciation
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for		accounted for
as hedging	Options	as hedging	Options
instruments	Written	instruments	Written
Equity Contracts	$1,688,174	Equity Contracts	$21,398

The average monthly value of options written during the period ended May 31, 2018 was $668,160.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2018 (Unaudited)

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of May 31, 2018:

Liabilities				Gross Amounts Not
Offset in the Statement
of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts	Statement	Statement
	of	of Assets	of Assets
Description /	Recognized	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$550,406	$—	$550,406	$—	$550,406	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

d) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. As of and during the six months ended May 31, 2018, the Fund did not have any liabilities for unrecognized tax benefits.

e) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2018 (Unaudited)

f) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g) Guarantees and Indemnifications – Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

h) Redemption Fee – Those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

i) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2018, no shareholder held more than 25% of the outstanding shares of the YCG Enhanced Fund.

j) Other – Investment transactions and shareholder transactions are accounted for on the trade date. Net realized gains and losses on securities are computed on the basis of highest amortized cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3. INVESTMENT TRANSACTIONS

For the period ended May 31, 2018, the aggregate purchases and sales of securities, excluding short-term securities, were $57,182,972 and $12,618,014 respectively for the Fund. For the period ended May 31, 2018, there were no long-term purchases or sales of U.S. Government securities for the Fund.

4. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party). Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2018 (Unaudited)

investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio. The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser. Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund. Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%. In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses to do not exceed 1.19% at least through April 1, 2019. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than thirty-six months following the month in which the reimbursement occurred, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. As of May 31, 2018, expenses of $189,598 and $46,297 are subject to recoupment by the Adviser, expiring during the period ended November 30, 2020 and May 31, 2021, respectively.

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., both affiliates of the Distributor. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

For the period ended May 31, 2018, the Fund paid U.S Bank, N.A., an affiliate of the Distributor, $9,063 for brokerage commissions.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2018 (Unaudited)

5. NON-DIVERSIFICATION RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

6. FEDERAL TAX INFORMATION

A. Tax Basis of Distributions to Shareholders: The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2017	November 30, 2016
Ordinary Income	$2,207,946	$1,329,278
Long-Term Capital Gains	1,376,316	637,539
Total	$3,584,262	$1,966,817

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States. For the year ended November 30, 2017, thee were no differences reclassified.

B. Tax Basis of Investments

As of November 30, 2017, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

YCG Enhanced Fund
Tax cost of investments	$104,878,049
Gross unrealized appreciation	35,129,346
Gross unrealized depreciation	(1,149,528)
Net tax unrealized appreciation (depreciation)	33,979,818
Undistributed ordinary income	2,282,003
Undistributed long-term capital gains	2,813,062
Accumulated earnings	5,095,065
Other accumulated gains (losses)	(474)
Total accumulated earnings	$39,074,409

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales and the recognition of gains on certain foreign investments.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2018 (Unaudited)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended November 30, 2017, there were no post-October or late-year losses.

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2017, 62.64% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2017, 90.10% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) received $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243 or by accessing the Fund’s website at www.ycgfunds.com.

3. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Fund’s website at www.ycgfunds.com or on the web site of the Securities and Exchange Commission at http:www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30, 2017 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission.

4. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

YCG Enhanced Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and Officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

Term of
		Office	Number of
		and	Portfolios	Principle	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Brian Yacktman*	Trustee	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road		Trustee		and Chief
620 South, Suite 200		since 2012		Investment Officer,
Austin, TX 78738	President	One year		YCG, LLC,
Age: 39		term,		investment adviser
		President		to the Fund,
		since 2012		since 2007.

William D. Kruger*	Chairman	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road	and	Trustee		and CEO, YCG,
620 South, Suite 200	Trustee	since 2012		LLC, investment
Austin, TX 78738	Vice	One year		adviser to the Fund,
Age: 39	President	term, Vice		since 2008.
	and	President
since 2012
	Treasurer	One year
term,
Treasurer
since 2012

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
	Office	Number of
	and	Portfolios	Principle	Other
Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee

Independent Trustees:

Travis E.Oliphant	Trustee	Indefinite,	1	Scientific and	None.
3207 Ranch Road		Trustee		Technical Software
620 South, Suite 200		since 2012		Manager and
Austin, TX 78738				Executive. Founder
Age: 46				and CEO of Anaconda
(Continuum Analytics),
January 2012 – 2017.
Founder and
CEO of Quansight,
2018–Present.

Rory M. McDonald	Trustee	Indefinite,	1	Assistant Professor	None.
3207 Ranch Road		Trustee		of Business
620 South, Suite 200		since 2012		Administration in
Austin, TX 78738				the Technology
Age: 39				and Operations
Management Unit
at Harvard
Business School,
2013 – Present.
Assistant Professor
of Management,
University of
Texas at Austin,
McCombs School
of Business,
2011 – 2013.

Cyril James Speirs	Trustee	Indefinite,	1	Retired, Previously,	None.
3207 Ranch Road		Trustee		Global Vice President
620 South, Suite 200		since 2017		Procurement for Whole
Austin, TX 78738				Foods Market, Inc.,
Age: 62				2005 – 2016.

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principle	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee

Officers who are not Trustees:

Elliott Savage	Vice	One year	N/A	Manager,	None.
3207 Ranch Road	President	term, Vice		Principal and
620 South, Suite 200		President		Portfolio manager,
Austin, TX 78738		since		YCG, LLC,
Age: 38		December		investment adviser
		2012		to the Fund,
	Secretary	One year		since 2012.
term,
Secretary
since
February
2016
	Assistant	One year
	Treasurer	term,
Assistant
Treasurer
since
December
2012

Lelia Long	Chief	One year	N/A	Investment	None.
3207 Ranch Road	Compliance	term,		Management
620 South, Suite 200	Officer	Chief		& Compliance
Austin, TX 78738		Compliance		Consultant,
Age: 55		Officer since		Vigilant
		March 2016		Compliance LLC,
2009 – Present.
Treasurer, New
Ireland Fund, Inc.,
2002 – Present.

*
Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act. Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738

Chief Compliance Officer
Vigilant Compliance, LLC
Gateway Corporate Center
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA 19317

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable to semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)*  /s/ Brian A. Yacktman
   Brian A. Yacktman, President (Principal Executive Officer)

Date  07/26/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian A. Yacktman
  Brian A. Yacktman, President (Principal Executive Officer)

Date  07/26/2018

By (Signature and Title)*  /s/ William D. Kruger
   William D. Kruger, Treasurer (Principal Financial Officer)

Date  07/26/2018

* Print the name and title of each signing officer under his or her signature.